EXHIBIT 10.7

                   SECOND AMENDMENT AGREEMENT


     THIS SECOND AMENDMENT AGREEMENT, dated as of March 19, 1996 (this "Agreement"), is made among (1) AMAX GOLD INC., a Delaware
       ---------
corporation (the "Borrower"), (2) FAIRBANKS GOLD MINING, INC., a
                  --------
Delaware corporation ("Fairbanks Gold"), GUANACO MINING COMPANY,
                       --------------
INC., a Delaware corporation ("Guanaco Mining"), LASSEN GOLD
                               --------------
MINING, INC., a Delaware corporation ("Lassen Gold"), MELBA CREEK
                                       -----------
MINING, INC., an Alaska corporation ("Melba Creek"), and NEVADA
                                      -----------
GOLD MINING, INC., a Delaware corporation ("Nevada Gold"; all of
                                            -----------
the foregoing entities, collectively, the "Principal
                                           ---------
Subsidiaries", and together with the Borrower, the "Obligers"),
------------                                        --------
(3) MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation ("Merrill Lynch"), ABN AMRO BANK N.V., a bank organized under the
  -------------
laws of The Netherlands ("ABN AMRO"), N M ROTHSCHILD & SONS
                          --------
LIMITED, a bank organized under the laws of England ("Rothschild"), and THE TORONTO-DOMINION BANK, a bank organized
  ----------
under the federal laws of Canada ("Toronto-Dominion"; all of the
                                   ----------------
foregoing entities, collectively, the "Arrangers"), (4) THE BANKS
                                       ---------
AND OTHER FINANCIAL INSTITUTIONS whose names appear on the signature pages hereto under the heading "The Lenders" (collectively, the "Lenders"),(5) MERRILL LYNCH, in its capacity
                    -------
as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), (6) TORONTO-DOMINION, in its capacity as
 -----------------
documentation and technical agent for the Lender Parties (in such capacity, the "Documentation and Technical Agent"), (7) LASALLE
               ---------------------------------
NATIONAL TRUST, N.A., a U.S. national banking association, in its capacity as collateral agent for the Lender Parties (in such capacity, the "Collateral Agent"), and (8) ROTHSCHILD, in its
               ----------------
capacity as administrative agent for the Lender Parties (in such capacity, the "Administrative Agent").
               --------------------

                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Principal Subsidiaries, the Arrangers, the Lenders party thereto, the Syndication Agent, the Documentation and Technical Agent, the Collateral Agent and the Administrative Agent have entered into that certain Loan Agreement, dated as of October 31, 1995 and amended as of December 7, 1995 (as so amended, the "Original Loan Agreement");
                                      ----------------------

     WHEREAS, increases in the actual and projected Capital
Expenditures necessary to construct and develop the Fort Knox
Mine have occurred;

     WHEREAS, while the Obligors do not acknowledge that any Default has occurred and is continuing or will occur in the future, the Obligors have requested that the Lender Parties waive those Defaults that have occurred or may occur in the future and suspend the effectiveness of certain provisions of the Original Loan Agreement, in each case as set forth in greater detail in
Section 3.2 of this Agreement;
-----------

     WHEREAS, subject to the terms and conditions of this Agreement, Cyprus Amax is willing to guarantee unconditionally and irrevocably the payment obligations of the Borrower and each other Obligor to the Lender Parties at all times prior to the Fort Knox Economic Completion Date as set forth in greater detail in the Cyprus Amax Guaranty; and

     WHEREAS, it is a condition to the issue of the Cyprus Amax Guaranty by Cyprus Amax that the assets and properties (and any proceeds resulting therefrom) currently subject to the Liens in favor of the Administrative Agent or the Collateral Agent (in either case for the rateable benefit of the Lender Parties) pursuant to the Security Documents (together with certain other assets and properties of the Borrower and certain of the Principal Subsidiaries as may be mutually agreed) are made subject, pursuant to the Priority Agreement, to first-priority, perfected Liens as may be granted in favor of Cyprus Amax as security for all of the reimbursement obligations of the Borrower and the Principal Subsidiaries in connection with the Cyprus Amax Guaranty;

     NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


             ARTICLE 1.  DEFINITIONS; INTERPRETATION
             ---------------------------------------

     SECTION 1.1. ORIGINAL LOAN AGREEMENT TERMS. Terms for which meanings are provided in the Original Loan Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Agreement with such meanings. This Agreement is a Loan Document and shall be interpreted in accordance with applicable provisions contained in the Original Loan Agreement (including Sections 1.4 and 1.11 thereof).
                          ------------     ----

     SECTION 1.2.  ADDITIONAL TERMS.  In this Agreement
(including its preamble and recitals), the following capitalized terms shall have the following meanings:

     "Amended Loan Agreement" means the Original Loan Agreement,
      ----------------------
as amended by this Agreement.

     "Amendment Effective Date" is defined in Article 5.
      ------------------------                ---------

     "Authorized Representative" means, relative to Cyprus Amax,
      -------------------------
those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to clause (b)
                                                       ---------
of Section 5.2.
   -----------

     "Cyprus Amax Guaranty" means that certain Guaranty
      --------------------
Agreement, from Cyprus Amax in favor of the Administrative Agent
(for the rateable benefit of the Lender Parties), substantially in the form of Exhibit A attached hereto.
               ---------

     "Priority Agreement" means that certain Collateral Sharing,
      ------------------
Priority and Agency Agreement among the Borrower, Fairbanks Gold, Lassen Gold, Melba Creek, Fairbanks Canada, the Collateral Agent, the Administrative Agent and Cyprus Amax, substantially in the form of Exhibit B attached hereto.
        ---------

  ARTICLE 2.  AMENDMENTS TO ORIGINAL LOAN AGREEMENT, BORROWING
  ------------------------------------------------------------
           REQUEST AND CONTINUATION/CONVERSION NOTICE
           ------------------------------------------

     SECTION 2.1.  AMENDMENTS TO SECTION 1.1 OF THE ORIGINAL LOAN
                                 -----------
AGREEMENT.  Section 1.1 of the Original Loan Agreement shall be
            -----------
amended as set forth in this Section.

          (a)  Section 1.1 of the Original Loan Agreement shall
               -----------
     be amended by adding thereto the following definitions in the appropriate alphabetical order:

          "Cyprus Amax Guaranty" means that certain Guaranty
           --------------------
          Agreement, from Cyprus Amax in favor of the
          Administrative Agent (for the rateable benefit of the Lender Parties), substantially in the form of Exhibit A
                                                        ---------
          attached to the Second Amendment Agreement.

          "Fort Knox Bridge Indebtedness" is defined in
           -----------------------------
          clause (i) of Section 7.2.2.
          ----------    -------------

          "Fort Knox Industrial Revenue Bonds" is defined in
           ----------------------------------
          clause (j) of Section 7.2.2.
          ----------    -------------

          "Permitted Fort Knox Sale-Leaseback" means the sale and
           ----------------------------------
          leaseback of mobile equipment owned by the Borrower or Fairbanks Gold not in excess of $30,000,000 fair market value on the date of implementation of such arrangements.

          "Priority Agreement" means that certain Collateral
           ------------------
          Sharing, Priority and Agency Agreement among the Borrower, Fairbanks Gold, Lassen Gold, Melba Creek, Fairbanks Canada, the Collateral Agent, the Administrative Agent and Cyprus Amax, substantially in

          the form of Exhibit B attached to the Second Amendment
                      ---------
          Agreement.

          "Second Amendment Agreement" means that certain Second
           --------------------------
          Amendment Agreement hereto, dated as of March 19, 1996, among the Borrower, the Principal Subsidiaries, the Arrangers, the Lenders party thereto, the Syndication Agent, the Documentation and Technical Agent, the Collateral Agent and the Administrative Agent.

          "Second Amendment Effective Date" means the Amendment
           -------------------------------
           Effective Date under (and as defined in) the Second
          Amendment Agreement.

          (b)  The definitions of "Applicable Margin",
                                   -----------------
          "Calculation Date", "Cash Flow Ratio", "Consolidated
           ----------------    ---------------    ------------
          Fixed Charge Coverage Ratio", "Fort Knox Economic
          ---------------------------    ------------------
          Completion" and "Fort Knox Economic Completion Date"
          ----------       ----------------------------------
          contained in Section 1.1 of the Original Loan Agreement
                       -----------
          shall be amended in their entirety to read as set forth below:

          "Applicable Margin" means:
           -----------------

               (a)  at any time prior to the Second Amendment
          Effective Date, two and one-quarter percent (2.25%) per
                                                              ---
          annum;
          -----

               (b) at any time on or after the Second Amendment Effective Date but prior to the Fort Knox Economic Completion Date, the applicable percentage set forth below based upon the ratings applicable from time to time to Cyprus Amax' senior, unsecured, non-credit-enhanced long-term Indebtedness for borrowed money ("Index Debt"):
            ----------

                                                       Percentage
                                                       ----------

          Category 1                                      0.50%
          ----------

          Rating
          ------
          BBB or higher by Standard & Poor's
          Baa2 or higher by Moody's


          Category 2                                       0.55%
          ----------

          Rating
          ------
          BBB- by Standard & Poor's
          Baa3 by Moody's

          Category 3                                      0.725%
          ----------

          Rating
          ------
          BB+ or lower by Standard & Poor's
          Ba1 or lower by Moody's

          For purposes of the foregoing: (i) if the ratings for Index Debt established or deemed to have been established by Moody's and Standard & Poor's shall fall within different categories, the Applicable Margin shall be determined by reference to the numerically lower of such categories (i.e., the category corresponding to the higher rating), (ii) if Moody's or Standard & Poor's shall not have in effect a rating for Index Debt (due to the creditworthiness of Cyprus Amax or to any act or failure to act on the part of Cyprus Amax, or because such rating agency shall no longer be in the business of rating corporate debt obligations), then the Applicable Margin shall be determined by reference to Category 3 and (iii) if any rating established or deemed to have been established by Moody's or Standard & Poor's shall be changed (other than as a result of a change in the rating system of Moody's or Standard & Poor's), such change shall be effective as of the date on which it is first announced by the applicable rating agency. If the rating system of Moody's or Standard & Poor's shall change, or if either such rating agency shall no longer have in effect a rating for Index Debt (other than for one of the reasons referred to in clause (ii) above), the Borrower and the Lenders, acting through the Administrative Agent, shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency; and

          (c) at any time on or after the Fort Knox Economic Completion Date, (i) with respect to the portion, if any, of the Dollar equivalent (calculated as at each day that any such Loan may be outstanding) of the Principal Amount of Loans then outstanding in an amount equal to the lesser of
     (A) the 1994 DOCLOC Facility Fort Knox Portion or (B) the aggregate Dollar equivalent of the Principal Amount of Loans then outstanding, one percent (1%) per annum, and (ii) in
                                        --- -----
     the case of the remaining portion, if any, of the Principal Amount of Loans then outstanding, one and three-quarters percent (1.75%) per annum.
                     --- -----

     "Calculation Date" means each of the Fort Knox Economic
      ----------------
     Completion Date and each Quarterly Payment Date coinciding therewith or occurring thereafter.

     "Cash Flow Ratio" means, for any period, an amount equal to
      ---------------
     the ratio, expressed as a percentage, of:

          (a)  the sum of

               (i)   Future Net Cash Flow for such period,

               (ii) cash balances projected to be standing to the credit of bank accounts maintained by, and Cash Equivalent Investments projected to be owned by (valued on a mark-to-market basis at the relevant prices in effect at the relevant date of calculation of the Cash Flow Ratio), the Borrower and its Subsidiaries measured at the end of such period, plus
     ----
               (iii) the 1994 DOCLOC Facility Available Portion projected to be outstanding as at the end of such period;

     to
     --
          (b)  the sum of

               (i)  Funded Debt Service for such period,

     plus
     ----
               (ii) rental payments in respect of the Permitted Fort Knox Sale-Leaseback for such period and, subject to clause (l) of Section 7.2.3, payments in respect of
            -----------    -------------
          the Fort Knox Industrial Revenue Bonds for such period.

     "Consolidated Fixed Charge Coverage Ratio" means for any
      ----------------------------------------
     Measurement Period, the ratio, expressed as a percentage, of:

          (a)  the sum of:

               (i)  Consolidated Adjusted EBITDA for such
          Measurement Period,

               (ii) the 1994 DOCLOC Facility Available Portion as at the last day of such Measurement Period,

          plus
          ----

               (iii) cash balances standing to the credit of bank accounts maintained by, and Cash Equivalent Investments owned by (valued on a mark-to-market basis at the relevant prices in effect at the relevant date of calculation of Consolidated Fixed Charge Coverage Ratio), the Borrower and its Subsidiaries measured at the last day of such Measurement Period;

     to
     --
          (b)  the sum of:

               (i)  Consolidated Cash Interest Expense for such
          Measurement Period,

               (ii) the Principal Amount of all Loans repaid or prepaid during such Measurement Period (other than pursuant to clause (a) of Section 3.1.1 and calculated,
                      ----------    -------------
          in the case of any such Principal Amount denominated in Gold, on the basis of the Dollar equivalent thereof as at the date of repayment or prepayment of such Principal Amount),

               (iii)  Consolidated Capital Costs paid during such
          Measurement Period,

               (iv) income taxes paid by the Borrower and its Subsidiaries during such Measurement Period,

               (v) dividends on preferred equity share capital actually paid in cash or in kind (other than through the distribution of further shares of capital stock of the Borrower) by the Borrower during such Measurement Period, plus
     ----
               (vi) rental payments in respect of the Permitted Fort Knox Sale-Leaseback during such Measurement Period and, subject to clause (l) of Section 7.2.3, principal
                          ----------    -------------
          payments in respect of the Fort Knox Industrial Revenue Bonds during such Measurement Period.

     in each case without duplication and calculation on a consolidated basis.

     "Fort Knox Economic Completion" means the date following the
      -----------------------------
     Fort Knox Physical Completion Date on which:

          (a) either (i) the Independent Consultant shall have duly completed, certified and delivered to the

     Administrative Agent the Fort Knox Economic Completion Certificate (as such certificate shall be initially amended by the Borrower with the consent of all Lenders acting in their reasonable discretion in consultation with the Independent Consultant to reflect criteria demonstrating that the Fort Knox Mine is capable of producing Gold at or in excess of the levels referred to in the Fort Knox Base Case at an average cash cost which is lower than that referred to in the Fort Knox Base Case, as amended pursuant to Section 3.1 of the Second Amendment Agreement to reflect the increased capital costs associated with the Fort Knox Mine and as otherwise amended from time to time pursuant to
     Section 1.8); provided, however, that subsequent amendments
     -----------   --------  -------
     (other than amendments of the magnitude contemplated in the previous parenthetical phrase, which shall be made with the consent of all Lenders, acting in their reasonable discretion) to the Fort Knox Economic Completion Certificate shall be made in accordance with the terms of the Loan Agreement; or

          (ii) at the request of the Borrower, the Independent Consultant shall have duly completed, certified and delivered a certificate to the Administrative Agent (the "Alternative Certificate") stating that the Fort Knox Mine
      -----------------------
     (x) has produced, during the Fort Knox Mine Operating Test Period (as defined in the Fort Knox Economic Completion Certificate), Gold at or in excess of the levels referred to in the Fort Knox Base Case (as so amended) at an average cash cost per ounce of Gold in the form of dore (plus the refining costs incurred to upgrade Gold dore to bullion) not greater than 105% of the forecasted said costs for the corresponding period contained in the Fort Knox Base Case as so amended and (y) has demonstrated the capability of producing Gold at or in excess of the levels referred to in the Fort Knox Base Case as so amended at an average cash cost per ounce of Gold in the form of dore (plus the refining costs incurred to upgrade Gold dore to bullion) not greater than 105% of the forecasted said costs in the Fort Knox Base Case as so amended until the then scheduled Final Maturity Date;

          (b) the Borrower shall have delivered: (i) a certificate of an Authorized Representative of the Borrower to the effect that no Default shall then have occurred and be continuing or would occur assuming (and giving effect to) the occurrence of the then contemplated Fort Knox Economic Completion Date (including following termination of the waivers contained in Section 3.2 of the Second Amendment
                          -----------
     Agreement), (ii) a certificate of an Authorized Representative of the Borrower attaching copies of the Base Cases (as amended as set forth in clause (a)) as in effect
                                       ----------
     on such date and (iii) a Compliance Certificate, dated as of

     such date, demonstrating the Borrower's compliance, on an actual and/or projected basis, as the case may be, with its obligations under Section 7.2.4 as of such date and each
                       -------------
     other Calculation Date (if any) scheduled to occur thereafter; provided, however, that, with respect to the
                 --------  -------
     obligations of the Borrower contained in clause (c) of
                                              ----------
     Section 7.2.4, the calculation of the Consolidated Fixed
     -------------
     Charge Coverage Ratio contained in such Compliance Certificate shall be computed on a projected basis with respect to the period from the intended Fort Knox Economic Completion Date to (and including) the Final Maturity Date; and

          (c) the Lenders shall have received such evidence as they shall reasonably require to the effect that, immediately following the release of the obligations of Cyprus Amax under the Cyprus Amax Guaranty pursuant to the terms thereof on the then contemplated Fort Knox Economic Completion Date, the Liens granted to the Lender Parties pursuant to the Security Documents shall (except as permitted by Section 7.2.3) be first-priority perfected
                  -------------
     Liens securing the relevant Obligations.

          For purposes of clause (a)(ii), if the Independent
                          --------------
Consultant elects not to certify the Alternative Certificate, within five (5) Business Days after notice to such effect, the Lenders shall appoint an independent engineering firm, which firm shall be one of Behre Dolbear & Company, Pincock, Allen & Holt, Kilborn Engineering, Minerals Advisory Group, Chapman, Wood and Griswold, Micon International Limited or The Harry Winters Company (the "Second Consultant"). The list of firms contained
              -----------------
in the preceding sentence may be modified from time to time by mutual agreement of the Borrower, Cyprus Amax and the Required Lenders. The Second Consultant shall review the Alternative Certificate, the Fort Knox Base Case as then in effect, and such other information as it shall determine is necessary or desirable in consultation with the Borrower in order for it to deliver an opinion with respect to the Alternative Certificate and shall notify the Lenders, the Borrower and Cyprus Amax within twenty
(20) Business Days of its appointment that it either agrees or does not agree with the decision of the Independent Consultant not to certify the Alternative Certificate. Subject to the protest procedures described in the immediately succeeding paragraph (including clauses (x) and (y) thereof) and to
                     -------------------
compliance with the provisions of clauses (b) and (c), if the
                                  -----------     ---
Alternative Certificate is certified by either the Independent Consultant or the Second Consultant, Fort Knox Economic Completion shall then be deemed to have occurred.

          For purposes of clause (a)(ii), if the Independent
                          --------------
Consultant elects to certify the Alternative Certificate but
(A) within ten (10) Business Days after the Administrative Agent

has notified the Lenders of such certification, one or more Lenders (the "Protesting Lenders") notify the Borrower, Cyprus
              ------------------
Amax and the Administrative Agent that they do not, in their sole discretion, accept such certification, and (B) at the end of ten
(10) further Business Days, having afforded to the Borrower and Cyprus Amax reasonable opportunity to discuss such non-acceptance with them, some or all of the Protesting Lenders determine that Fort Knox Economic Completion has not occurred, the Borrower shall have the option, subject to the provisos contained in clause (y) of this paragraph, of electing one of the two
----------
procedures set forth in clauses (x) and (y) of this paragraph:
                        -----------     ---

          (x) Within five (5) Business Days of the notification by the Protesting Lenders set forth in sub-clause (B) above
                                            --------------
     in this paragraph, the Lenders shall appoint the Second Consultant from the list in the manner set forth in the immediately preceding paragraph. The Second Consultant shall review the Alternative Certificate, the Fort Knox Base Case as then in effect, and such other information as it shall determine is necessary or desirable in consultation with the Borrower in order for it to deliver an opinion with respect to the Alternative Certificate and shall notify the Lenders, the Borrower and Cyprus Amax within twenty (20) Business Days of its appointment that it either agrees or does not agree with the decision of the Independent Consultant to certify the Alternative Certificate. Subject to the immediately succeeding paragraph and to compliance with the provisions of clauses (b) and (c), if the
                            -----------     ---
     Alternative Certificate is confirmed by the Second Consultant, Fort Knox Economic Completion shall then be deemed to have occurred; or

          (y) The Borrower may elect to replace one or more Protesting Lenders with any one or more financial institutions permitted by Applicable Law to lend to the Borrower on the terms and conditions set forth in the Loan Agreement and the other Loan Documents, subject to the provisions set forth in Sections 10.10 (other than clause
                             --------------             ------
     (a) thereof) and 10.11; provided, however, that (i) the
     ---              -----  --------  -------
     election set forth in this clause shall not be available to the Borrower if the Protesting Lenders hold an Outstanding Percentage in excess of 25% of the Principal Amount of the Loans and (ii) in connection with any such replacement, each Protesting Lender shall have received in consideration thereof an amount (denominated in Gold or Dollars, as may be appropriate) equivalent to one hundred percent (100%) of the aggregate of unpaid Principal Amounts of the Loans outstanding to such Protesting Lender and all accrued but unpaid interest, fees and other amounts (including any that may arise pursuant to Section 4.3) in respect thereof to the
                           -----------
     date of transfer.

     The test in clause (x) of the immediately preceding
                 ----------
paragraph shall be subject to the further condition that Fort Knox Economic Completion shall not have occurred if (a) within ten (10) Business Days after the Alternative Certificate is certified by the Second Consultant, one or more Lenders (the "Second Protesting Lenders") notify the Borrower, Cyprus Amax and
 -------------------------
the Administrative Agent that they do not, in their sole discretion, accept such certification, and (b) at the end of ten
(10) further Business Days, having afforded to the Borrower and Cyprus Amax reasonable opportunity to discuss such non-acceptance with them, some or all of the Second Protesting Lenders determine that Fort Knox Economic Completion has not occurred. In such circumstances, the Borrower may elect to replace the Second Protesting Lenders pursuant to the procedures set forth in clause (y); provided, however, that the election set forth in
----------  --------  -------
this paragraph shall not be available to the Borrower if the Second Protesting Lenders hold an Outstanding Percentage in excess of 25% of the Principal Amount of the Loans.

     "Fort Knox Economic Completion Date" means the day on which
      ----------------------------------
     (a) the Documentation and Technical Agent shall have received counterparts of the Fort Knox Economic Completion Certificate and (b) the other criteria referred to in the definition of "Fort Knox Economic Completion" shall
                    -----------------------------
     otherwise have occurred as set forth therein. For the avoidance of doubt, no provision of this Agreement or any other Loan Document shall be construed to imply the occurrence or non-occurrence of the Fort Knox Economic Completion Date (or the satisfaction of any of the criteria of Fort Knox Economic Completion) at any time and any obligations of any Person (including any obligations of Cyprus Amax under the Cyprus Amax Guaranty) which are stated to be in effect until the occurrence of Fort Knox Economic Completion shall, if Fort Knox Economic Completion does not occur, continue until payment in full of all Obligations guaranteed thereby.

     SECTION 2.2.  AMENDMENT TO SECTION 2.4 OF LOAN AGREEMENT.
                              -----------
Clause (b) of Section 2.4 of the Original Loan Agreement shall be
----------    -----------
amended in its entirety to read as set forth below:

     (b) unless, simultaneously with the effective date of such Continuation/Conversion Notice: (i) the Borrower shall have made any repayment or prepayment of Loans then required to be made pursuant to this Agreement and (ii) the Borrower shall have, during the period on or after the Fort Knox Economic Completion Date, delivered to the Administrative Agent a Compliance Certificate calculated as of such date, together with such information concerning the calculations and assumptions used by the Borrower in delivering such Compliance Certificate as the Administrative Agent shall have requested; and

     SECTION 2.3.  AMENDMENT TO SECTION 3.1.1 OF THE ORIGINAL
                                -------------
LOAN AGREEMENT.  Clauses (f) and (g) of Section 3.1.1 of the
                 -----------     ---    -------------
Original Loan Agreement shall be amended in their entirety to read as set forth below:

          (f) shall, at all times during the period on or after the Fort Knox Economic Completion Date (and without prejudice to clause (g)), within five (5) Business Days
                       ----------
          following the receipt of Net Issuance Proceeds resulting from any issuance of Approved Subordinated Indebtedness (Borrower) (excluding, however, any Approved Subordinated Indebtedness (Borrower) issued (following the giving of any required consent or waiver pursuant to the Loan Documents) for the sole purpose of refinancing any then outstanding Approved Subordinated Indebtedness (Borrower)) or the receipt of Net Issuance Proceeds resulting from any issuance of its equity share capital (excluding, however, any such Net Issuance Proceeds which are applied within five (5) Business Days by the Borrower in repayment or prepayment of amounts outstanding in respect of Fort Knox Bridge Indebtedness at any time when no Default shall have occurred and be continuing) to any Person, make a mandatory prepayment of all Loans outstanding on such date in a Principal Amount of (i) 100% of the first $25,000,000 of the aggregate Net Issuance Proceeds from all such issuances, (ii) 25% of all such remaining Net Issuance Proceeds (in the case of any such issue of equity share capital), and (iii) 100% of all such remaining Net Issuance Proceeds (in the case of any such issue of Approved Subordinated Indebtedness (Borrower)).

          (g)  shall (without prejudice to the provisions of
          Section 7.1.15 and of the DOCLOC Support Agreement), on
          --------------
          and after the Fort Knox Economic Completion Date, within five (5) Business Days following the receipt by the Borrower of any cash proceeds (i) resulting from any exercise of the Lender's Purchase Option (as defined in the 1994 DOCLOC Facility Agreement), or (ii) remaining after the application against any amounts outstanding under the 1994 DOCLOC Facility Agreement of the proceeds of any other issuance of any equity share capital by the Borrower to Cyprus Amax pursuant to the 1994 DOCLOC Facility Agreement, make a mandatory prepayment of all Loans outstanding on such date in a Principal Amount equal to such cash proceeds.

     SECTION 2.4.  AMENDMENT TO SECTION 5.2.1 OF THE ORIGINAL
                                -------------
LOAN AGREEMENT.  Section 5.2.1 of the Original Loan Agreement
                 -------------
shall be amended in its entirety to read as set forth below:

          SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. The representations and warranties of Cyprus Amax incorporated by reference into Article 4 of the Cyprus Amax
                                    ---------
     Guaranty and of the Borrower set forth in Section 6.19 and
                                               ------------
     of any Obligor set forth in any Security Document to which it is a party (subject to the waiver set forth in Section
                                                       -------
     3.2 of the Second Amendment Agreement) shall be true and
     ---
     correct as of the date initially made, and both immediately before and immediately after the making of the Loans (but, if any Default of the nature of Section 8.1.5 shall have
                                     -------------
     occurred with respect to any other Indebtedness without giving effect to the application, directly or indirectly, of the proceeds of such Loans to such other Indebtedness):

          (a) such representations and warranties shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b) no Default shall have then occurred and be continuing.

     SECTION 2.5.  AMENDMENT TO ARTICLE 6 OF THE ORIGINAL LOAN
                                ---------
AGREEMENT.  The first paragraph of Article 6 of the Original Loan
                                   ---------
Agreement shall be amended in its entirety to read as set forth below:

     In order to induce the Lender Parties to enter into this Agreement and, in the case of the Lenders, to make, maintain, continue and/or convert Loans hereunder, the Borrower, individually for itself and for the other Obligors and with respect to matters hereinafter relating to it and each other Obligor, and each other Obligor individually for itself and with respect to matters hereinafter relating to it, represents and warrants unto each Lender Party as set forth in this Article. The representations and warranties set forth in this Article shall be made upon the Fort Knox Economic Completion Date and upon the delivery of each Continuation/Conversion Notice after the Fort Knox Economic Completion Date requesting a conversion from one type of Tranche B Loan to another (and, in the case of any representation and warranty contained in Section 6.19, and
                                              ------------
     in any Security Document (subject to the waiver set forth in
     Section 3.2 of the Second Amendment Agreement), upon the
     -----------
     Second Amendment Effective Date, upon the delivery of any Borrowing Request and the delivery of each Continuation/Conversion Notice requesting a conversion from one type of Tranche B Loan to another on or prior to the Fort Knox Economic Completion Date).

     SECTION 2.6.  AMENDMENT TO SECTION 7.1 OF THE ORIGINAL LOAN
                                -----------
AGREEMENT.  Section 7.1 of the Original Loan Agreement shall be
            -----------
amended in its entirety to read as set forth below:

     SECTION 7.1 CERTAIN AFFIRMATIVE COVENANTS. Each Obligor agrees with each Lender Party that, at all times on and after the Fort Knox Economic Completion Date (and, in the case of any agreement contained in Sections 7.1.1 and
                                        --------------
     7.1.13, at all times prior to the Fort Knox Economic
     ------
     Completion Date) until all Obligations have been paid and performed in full, such Obligor will perform its respective obligations set forth in this Section. Except where the context specifically requires otherwise, the Borrower shall use its best efforts to ensure that each relevant Subsidiary complies with its respective obligations set forth in this Section.

     SECTION 2.7.  AMENDMENT TO SECTION 7.1.1 OF THE ORIGINAL
                                -------------
LOAN AGREEMENT.  Clause (a) of Section 7.1.1 of the Original Loan
                 ----------    -------------
Agreement shall be amended in its entirety to read as set forth below:

          (a)  (i)  each of the Borrower, Fairbanks Gold and
     Melba Creek will deliver, promptly when available, and in any event within 90 days after the close of each Fiscal Year of such Obligor:

               (x) in the case of the Borrower, the consolidated balance sheet at the close of such Fiscal Year and the related consolidated statements of operations, cash flows and shareholders' equity (for the Fiscal Year then ended) of the Borrower and its Subsidiaries; and

               (y)  in the case of Fairbanks Gold and Melba
          Creek, its balance sheet at the close of such Fiscal
          Year and its related statements of operations and cash flows for such Obligor,

     in each case with comparable information at the close of and for the prior Fiscal Year and (A) solely in the case of the Borrower, reported on without Impermissible Qualification by Price Waterhouse LLP, or another independent certified public or chartered accountant of recognized international standing, together, for any Fiscal Year ending on or after the Fort Knox Economic Completion Date, with a certificate from such accountant in form and substance reasonably satisfactory to the Administrative Agent (including with respect to any disclaimers for legal matters) (1) certifying that to the best of its knowledge no Default has occurred, or, if such a Default has occurred, specifying the nature and extent thereof, and (2) setting forth in reasonable

     detail the calculations (including (without prejudice to
     Section 1.5) the impact of any adjustments between GAAP as
     -----------
     in effect on the Effective Date and GAAP as in effect at the time of preparation of the relevant financial statements referred to above) required to demonstrate the due observance and performance of the covenants and agreements contained in Article 7 and (B) in the case of Fairbanks Gold
                  ---------
     and Melba Creek, certified by an accounting or financial Authorized Representative of such Obligor; and

     SECTION 2.8.  AMENDMENT TO SECTION 7.1.1 OF THE ORIGINAL
                                -------------
LOAN AGREEMENT.  Clause (k) of Section 7.1.1 of the Original Loan
                 ----------    -------------
Agreement shall be amended in its entirety to read as set forth below:

          (k) without duplication of any other clause of this Section, (i) as soon as possible and in any event within three (3) Business Days after the occurrence of any Default, the Borrower will deliver a statement of its chief financial Authorized Representative setting forth details of such Default and the action which the relevant Obligor has taken and proposes to take with respect thereto and (ii) during the period prior to the Fort Knox Economic Completion Date, as soon as possible and in any event within three (3) Business Days after the occurrence of any event of the nature hereinafter referred to in this clause, the Borrower will deliver a statement of its chief financial Authorized Officer setting forth the details of any Default which would have occurred in the performance of any Obligation if, notwithstanding (but without prejudice to) the waiver contained in Section 3.2 of the Second Amendment Agreement,
                  -----------
     the provisions of Articles 6 and 7 had been in full force
                       ----------     -
     and effect during the period commencing on the Second Amendment Effective Date and ending on the Fort Knox Economic Completion Date;

     SECTION 2.9.  AMENDMENT TO SECTION 7.2 OF THE ORIGINAL LOAN
                                -----------
AGREEMENT.  Section 7.2 of the Original Loan Agreement shall be
            -----------
amended in its entirety to read as set forth below:

          SECTION 7.2 CERTAIN NEGATIVE COVENANTS. Each Obligor agrees with each Lender Party that, at all times on and after the Fort Knox Economic Completion Date until all Obligations have been paid and performed in full, such Obligor will perform its respective obligations set forth in this Section. Except where the context specifically requires otherwise, the Borrower shall use its best efforts to ensure that each relevant Subsidiary complies with its respective obligations set forth in this Section.

     SECTION 2.10.  AMENDMENT TO SECTION 7.2.2 OF THE ORIGINAL
                                 -------------
LOAN AGREEMENT.  Section 7.2.2 of the Original Loan Agreement
                 -------------
shall be amended in its entirety to read as set forth below:

     SECTION 7.2.2 INDEBTEDNESS. The Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume, or suffer to exist or otherwise become or be liable in respect of any Indebtedness other than:

          (a)  Indebtedness in respect of the Loans and other
     Obligations;

          (b) Indebtedness in respect of Hedging Agreements or Interest Rate Protection Agreements entered into by the Borrower in accordance with Section 7.1.10 or 7.1.11 or,
                                 --------------    ------
     without prejudice to the provisions of clause (b) of Section
                                            ----------    -------
     7.1.10, other Hedging Obligations incurred in the ordinary
     ------
     course of business;

          (c) until the Initial Borrowing Date, Bridge Loan Existing Indebtedness, Guanaco Existing Indebtedness, Hayden Hill Existing Indebtedness and other Indebtedness in the amounts described in Item 2 ("Indebtedness to be Paid") of
                          ------   -----------------------
     the Disclosure Schedule;

          (d)  solely in the case of the Borrower, Indebtedness
     which is identified in Item 10 ("Ongoing Borrower
                            -------   ----------------
     Indebtedness") of the Disclosure Schedule;
     ------------

          (e) at any date (i) unsecured Indebtedness outstanding at such date incurred by way of open accounts of less than 270 days extended by suppliers, or letters of credit opened for the benefit of suppliers, on normal trade terms in connection with purchases of goods and services in the ordinary course of business of such Subsidiary which constitute Consolidated Costs (and excluding, for the avoidance of doubt, Indebtedness incurred through the borrowing of money) (ii) Indebtedness of any Obligor not in excess of $500,000 at any one time outstanding in respect of such Obligor incurred to suppliers of equipment constituting Consolidated Capital Costs (other than pursuant to the Construction Contract) in respect of the deferred purchase price of such equipment and (iii) Indebtedness evidenced by the Project Documents as in effect on the Effective Date;

          (f)  without duplication of clause (i), Approved
                                      ----------
     Subordinated Indebtedness;

          (g) Indebtedness (other than Indebtedness of the nature referred to in the foregoing clauses) in an aggregate

     principal amount not in excess of $5,000,000 (or the equivalent thereof in any other currency) for the Borrower and its Subsidiaries at any one time outstanding;

          (h)  Indebtedness of any Subsidiary to the Borrower or
     any other Subsidiary incurred in connection with any
     Investment permitted to be made pursuant to clause (a), (d),
                                                 ----------  ---
     (e) or (f) of Section 7.2.6;
     ---    ---    -------------

          (i)  Indebtedness of the Borrower ("Fort Knox Bridge
                                              ----------------
     Indebtedness") to Cyprus Amax or any other Person by way of
     ------------
     borrowings incurred prior to the Fort Knox Economic Completion Date for purposes of funding the payment of Consolidated Costs incurred in connection with the Fort Knox Project and constituting Approved Subordinated Indebtedness (Borrower) of the nature referred to in clause (b) of the
                                             ----------
     definition of such term; and

          (j) Indebtedness of the Borrower in a principal amount not in excess of $40,000,000 at any one time outstanding in respect of industrial revenue bonds (the "Fort Knox
                                               ---------
     Industrial Revenue Bonds") issued on or prior to the Fort
     ------------------------
     Knox Economic Completion Date to finance the completion of the Fort Knox Project and constituting Approved Subordinated Indebtedness (Borrower) of the nature referred to in clause (b) of the definition of such term or otherwise on
     ----------
     terms and conditions satisfactory to the Required Lenders;

provided, however, that no Indebtedness of the nature referred to
--------  -------
in clause (f), (g) or (h) may be incurred if, immediately before
   ----------  ---    ---
or after giving effect thereto, any Default shall have occurred and be continuing.

     SECTION 2.11.  AMENDMENT TO SECTION 7.2.3 OF THE ORIGINAL
                                 -------------
LOAN AGREEMENT.  Section 7.2.3 of the Original Loan Agreement
                 -------------
shall be amended in its entirety to read as set forth below:

          SECTION 7.2.3  LIENS.  The Borrower shall not, and
     shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its properties, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens in favor of the Administrative Agent and/or the Collateral Agent (for the rateable benefit of the Lender
     Parties) granted pursuant to any Loan Document;

          (b) Liens securing Existing Hayden Hill Indebtedness, which Liens shall be released in full on the Initial
     Borrowing Date;

          (c)  Liens securing Indebtedness of the type permitted
     by and described in clause (d) of Section 7.2.2, and
                         ----------    -------------
     disclosed in Item 11 ("Ongoing Borrower Liens") of the
                  -------   ----------------------
     Disclosure Schedule;

          (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (e) Liens of carriers, warehousemen, mechanics, materialmen, suppliers and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (g) Liens incurred in the ordinary course of business in connection with the ownership of such property or assets which do not secure Indebtedness and which do not materially detract from the value of such property or assets or materially impair the value or use thereof;

          (h) solely in the case of any property acquired by the Borrower or any Subsidiary after the Effective Date, Liens existing prior to the date of acquisition of any such property attaching only to such property but not incurred in connection with such acquisition and any replacement or extension of such Liens; provided, however, that any such
                              --------  -------
     replacement or extension of any such Lien shall not secure obligations in an amount greater than those originally secured;

          (i) Liens permitted to be incurred pursuant to any Collateral Agreement;

          (j) judgment Liens in existence less than 10 days after the entry thereof or with respect to which execution

     has been stayed or the payment of which is covered in full
     (subject to a customary deductible) by insurance maintained with responsible insurance companies;

          (k) Liens securing Indebtedness permitted to be incurred pursuant to clause (e)(ii) of Section 7.2.2;
                          --------------    -------------
     provided, however, that any such Lien shall attach only to
     --------  -------
     the equipment in respect of which such Indebtedness is incurred;

          (l) Liens securing the Fort Knox Industrial Revenue Bonds; provided, however, that any such Lien may attach only
            --------  -------
     to assets (including real estate) constituting the tailings dam at the Fort Knox Mine and that the documents relating to the Fort Knox Industrial Revenue Bonds shall contain provisions as to the priority of liens, subordination of Indebtedness and other intercreditor arrangements satisfactory to the Required Lenders;

          (m) at any time on or after the Fort Knox Economic Completion Date, second-priority Liens in favor of Cyprus Amax encumbering the assets and collateral subject of the Security Documents as security for the Fort Knox Bridge Indebtedness; provided, however, that the provisions
                   --------  -------
     relating to the priority of such Liens in favor of Cyprus Amax and the Liens in favor of the Lender Parties (as security for the obligations) shall be satisfactory to the Required Lenders; and

          (n)  without duplication of clause (b), Liens disclosed
                                      ----------
     in Item 4 ("Assets; Properties") of the Disclosure Schedule.
        ------   ------------------

     SECTION 2.12.  AMENDMENT TO SECTION 7.2.4 OF THE ORIGINAL
LOAN AGREEMENT. Section 7.2.4 of the Original Loan Agreement shall be amended in its entirety to read as set forth below:

          SECTION 7.2.4  FINANCIAL CONDITION OF BORROWER.  The
     Borrower will not permit:

          (a) the Cash Flow Ratio (calculated on the date of preparation of each Compliance Certificate with respect to each consecutive three-month period commencing on the Fort Knox Economic Completion Date and (without duplication) all Calculation Dates (if any) scheduled to occur on or after such date of preparation (and, in the case of the Fort Knox Economic Completion Date, calculated with respect to the three month period ending on the next succeeding scheduled Calculation Date (if any)), to be less than or equal to one-hundred and twenty-five percent (125%);

          (b) the Loan Life Ratio (calculated on the date of preparation of each Compliance Certificate with respect to the Fort Knox Economic Completion Date and (without duplication) all Calculation Dates (if any) scheduled to occur on or after such date of preparation), to be less than or equal to one hundred and sixty percent (160%);

          (c) the Consolidated Fixed Charge Coverage Ratio, for any Measurement Period ending on the last day of each Fiscal Quarter (commencing with the first Fiscal Quarter to end after the Fort Knox Economic Completion Date) during either period set forth below, to be less than or equal to the percentage set forth below opposite such period:

          Measurement Period            Minimum Consolidated
          Ending                        Fixed Charge Coverage
          ------------------            Ratio
                                        ---------------------
           From the last day            200%
          of the first
          Fiscal Quarter
          ending after the
          Fort Knox Economic
          Completion Date to
          (and including)
          December 31, 2000

          From March 31,                180%
          2001 to (and
          including)
          December 31, 2001;

          (d) the Consolidated Indebtedness/Capitalization Ratio, (i) at any date on or after the Fort Knox Economic Completion Date and prior to December 31, 1997, to be equal to or greater than fifty five percent (55%) and (ii) at any time thereafter, to be equal to or greater than fifty percent (50%);

          (e) Consolidated Tangible Net Worth, at any date on or after the Fort Knox Economic Completion Date, to be less than the sum of (i) $285,000,000, (ii) all Capital Contributions (including any Capital Contribution of the nature referred to in clause (d) of Section 5.1.12) made by
                           ----------    --------------
     Cyprus Amax to the Borrower (excluding, for the avoidance of doubt, any undrawn amount under either DOCLOC Facility and any amount drawn thereunder which has not been converted into equity share capital on or prior to such date) during the period commencing on June 30, 1995 and ending on such date, plus (iii) fifty percent (50%) of Consolidated Net
           ----
     Income for the period commencing on June 30, 1995 and ending on such date; or

          (f) the Proven and Probable Reserves to be, at any date on or after the Fort Knox Economic Completion Date, less than four hundred percent (400%) of the Gold equivalent of the Principal Amount of all Loans on such date.

     SECTION 2.13.  AMENDMENT TO SECTION 7.2.10 OF THE ORIGINAL
                                 --------------
LOAN AGREEMENT.  Section 7.2.10 of the Original Loan Agreement
                 --------------
shall be amended in its entirety to read as set forth below:

          SECTION 7.2.10. ASSET DISPOSITIONS. The Borrower will not, and will not permit any of its Subsidiaries or (except to the extent that CMM shall be under any obligation to the contrary pursuant to the terms and conditions applicable to any financing obtained in relation to the Refugio Mine (excluding any Indebtedness provided by any Affiliate of CMM)) CMM to sell, transfer, lease or otherwise dispose of any of, or grant options, warrants or other rights with respect to, any of its assets (including accounts receivable) to any Person, unless:

          (a) such disposition is made in the ordinary course of business and consists of finished goods inventories (which may consist, without limitation, of gold-bearing concentrates, gold-bearing ore, refined gold or other products forms customarily sold as end products in the mining industry);

          (b) such disposition is of obsolete or replaced assets, which are no longer used or useful to the Borrower or such Subsidiary;

          (c) the net book value of all assets disposed of by the Borrower and its Subsidiaries (excluding, however, assets disposed of pursuant to clauses (a) and (b)) in the
                                    -----------     ---
     same Fiscal Year (or shorter period, commencing with the Effective Date and ending on December 31, 1995) does not exceed $5,000,000 (or the equivalent thereof in any other currency calculated at the time of the relevant disposition) and fair value in cash is received therefor; or

          (d) such disposition is of a Material Asset for cash proceeds as to which the Required Lenders shall have consented and the Net Disposition Proceeds resulting therefrom shall be used to make a mandatory prepayment of the Loans pursuant to clause (h) of Section 3.1.1;
                           ----------    -------------

provided, however, that nothing herein shall prohibit (i) any
--------  -------                                     ---
disposition of Gold to the Administrative Agent or the Lenders in direct repayment of any Gold Obligation, (ii) the incurrence of
                                         ----
any Lien permitted to be incurred pursuant to Section 7.2.3, or
                                              -------------

(iii) at any time when no Default shall have occurred and be continuing, any disposition by Nevada Gold of any assets constituting the Sleeper Mine (other than Gold obtained from residual leaching of the leach pads thereat).

     SECTION 2.14.  AMENDMENT TO SECTION 7.2.15 OF THE ORIGINAL
                                 --------------
LOAN AGREEMENT.  Section 7.2.15 of the Original Loan Agreement
                 --------------
shall be amended in its entirety to read as set forth below:

          SECTION 7.2.15 SALE-LEASEBACK TRANSACTIONS. None of the Borrower, Fairbanks Gold, Melba Creek or Lassen Gold shall enter into any arrangement (other than the Permitted Fort Knox Sale-Leaseback) with any Person providing for the leasing by such Obligor of any property which property has been or is to be sold or transferred by such Obligor to such other Person. The Borrower or Fairbanks Gold shall promptly inform the Administrative Agent of any default by it in the performance by or of any obligations in connection with the Permitted Fort Knox Sale-Leaseback.

     SECTION 2.15.  AMENDMENT TO SECTION 8.1.15 OF THE ORIGINAL
                                 --------------
LOAN AGREEMENT.  Section 8.1.15 of the Original Loan Agreement
                 --------------
shall be amended in its entirety to read as set forth below:

          SECTION 8.1.15.  CYPRUS AMAX DEFAULTS.

          (a) A default shall be made in the payment of any amount under the Cyprus Amax Guaranty in respect of the Principal Amount of any Loan when and as the same shall become due and payable.

          (b) Default shall be made in the payment of any other amount due from Cyprus Amax under the Cyprus Amax Guaranty (other than an amount referred to in clause
                                                        ------
          (a)), when and as the same shall become due and
          ---
          payable, and such default shall continue for a period of five (5) Business Days after receipt by Cyprus Amax of written or facsimile notice from the Administrative Agent of such default.

          (c) Any representation or warranty made or deemed made by Cyprus Amax in the Cyprus Amax Guaranty or in any other Instrument furnished by Cyprus Amax pursuant thereto shall prove to have been false or misleading in any material respect when made or delivered or when deemed made in accordance with the terms thereof.

          (d)  At any time on or prior to the Fort Knox Economic
          Completion Date, default shall be made in the due

          observance or performance of the covenant and agreement to be observed or performed on the part of Cyprus Amax contained in Section 7.05 of the Competitive Advance
                       ------------
          Facility Agreement (as in effect on the Second Amendment Effective Date but as modified and incorporated by reference into Article 5 of the Cyprus
                                         ---------
          Amax Guaranty).

          (e) At any time on or prior to the Fort Knox Economic Completion Date, default shall be made in the due observance or performance of the covenant, condition and agreement to be observed or performed on the part of Cyprus Amax contained in Section 7.01 of the
                                      ------------
          Competitive Advance Facility Agreement (as in effect on the Second Amendment Effective Date but as modified and incorporated by reference into Article 5 of the Cyprus
                                         ---------
          Amax Guaranty) and such default shall continue unremedied for a period of twenty (20) days after the earlier of (i) the date when Cyprus Amax receives notice thereof from the Administrative Agent or (ii) after actual knowledge thereof by any Financial Officer (as defined in the Competitive Advance Facility Agreement as in effect on the Second Amendment Effective Date) of Cyprus Amax.

          (f) At any time on or prior to the Fort Knox Economic Completion Date, and without prejudice to the foregoing provisions of this Section, any Default or Event of Default under (and as defined in) the Competitive Advance Facility Agreement shall have occurred and be continuing; provided, however, that in any such case
                      --------  -------
          the acceleration of all or any of the Obligations pursuant to Section 8.2 or 8.3 shall be conditional
                      -----------    ---
          upon the acceleration, in whole or in part, of any loans outstanding under the Competitive Advance Facility Agreement.

     SECTION 2.16.  AMENDMENT TO SECTION 9.5 OF THE ORIGINAL LOAN
                                 -----------
AGREEMENT.  Section 9.5 of the Original Loan Agreement shall be
            -----------
amended in its entirety to read as set forth below:

          SECTION 9.5. LOANS BY MERRILL, LYNCH, ABN AMRO, LASALLE, ROTHSCHILD AND TORONTO-DOMINION. Each of Merrill Lynch, ABN AMRO, Rothschild and Toronto-Dominion shall have the same rights and powers with respect to (i) the Loans made by it or any of its Affiliates and (ii) the Notes held by it or any of its Affiliates as any Lender and may exercise the same as if it were not an Agent or Arranger, as the case may be, hereunder. Each of Merrill Lynch, ABN AMRO, LaSalle, Rothschild, Toronto-Dominion and the Affiliates of any of the foregoing may accept deposits from,

          lend money to, act as Hedging Counterparties and Interest Rate Protection Counterparties, and generally engage in any kind of business with any Obligor, Cyprus
          Amax or any Affiliate of any thereof, as if it were not an Agent or Arranger.

     SECTION 2.17.  AMENDMENT TO SECTION 9.6 OF THE ORIGINAL LOAN
                                 -----------
AGREEMENT.  Section 9.6 of the Original Loan Agreement shall be
            -----------
amended in its entirety to read as set forth below:

          SECTION 9.6. ROTHSCHILD AS THE ADMINISTRATIVE AGENT. In acting as Administrative Agent for the Lenders, the Treasury Division of Rothschild shall be treated as a separate entity from any other division of Rothschild (or similar units of Rothschild in any subsequent reorganization) or Affiliates and, without detracting from the generality of the foregoing, in the event that any of Rothschild's divisions (or similar units) or Affiliates should act for the Borrower, any other Obligor, Cyprus Amax or any Affiliate of any of the foregoing (the "Group") in an
                                                    -----
     advisory capacity in relation to any other matter, any information given by any member of the Group to such divisions (or similar units) or Affiliates for the purpose of obtaining advice shall be treated as confidential and shall not be available to the other Lender Parties without the consent of such member of the Group; and notwithstanding anything to the contrary expressed or implied herein and without prejudice to the generality of the foregoing, Rothschild shall not as between itself and the other Lender Parties be bound to disclose to any Lender Party or other Person any information supplied by any member of the Group to Rothschild in its capacity as the Administrative Agent hereunder which is identified by such member at the time of supply as being unpublished price sensitive information relating to a proposed transaction by a member of the Group and supplied solely for the purpose of evaluating in consultation with Rothschild in such capacity whether such transaction might require a waiver or amendment to any of the provisions contained herein or in any other Loan Document.

     SECTION 2.18.  AMENDMENT TO SECTION 10.1 OF THE ORIGINAL
                                 ------------
LOAN AGREEMENT.  Section 10.1 of the Original Loan Agreement
                 ------------
shall be amended by deleting clause (f) thereof and substituting
                             ----------
the following language therefor:

          (f) result in the release of the obligations of any Principal Subsidiary under the Principal Subsidiary Guaranty to which it is a party, the release of the obligations of Cyprus Amax under the Cyprus Amax Guaranty (other than specifically pursuant to its

          terms), or the release of any Lien in respect of any material collateral granted pursuant to any Security
          Document shall be made without the consent of each Lender; or

     SECTION 2.19.  AMENDMENT TO SECTION 10.13 OF THE ORIGINAL
                                 -------------
LOAN AGREEMENT.  Section 10.13 of the Original Loan Agreement
                 -------------
shall be amended in its entirety to read as follows:

          SECTION 10.13 OTHER TRANSACTIONS. Without prejudice to the provisions of Section 9.5 or 9.6, nothing contained
                          -----------    ---
     herein shall preclude any Lender Party from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Obligor or Cyprus Amax or any of their Affiliates in which such Obligor, Cyprus Amax or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 2.20.  AMENDMENT AND RESTATEMENT OF BORROWING
REQUEST.  The Borrowing Request attached as Exhibit I to the
                                            ---------
Original Loan Agreement is amended and restated as set forth in
Exhibit E hereto.
---------

     SECTION 2.21.  AMENDMENT AND RESTATEMENT OF
CONTINUATION/CONVERSION NOTICE.  The Continuation/Conversion
Notice attached as Exhibit J to the Original Loan Agreement is
                   ---------
amended and restated as set forth in Exhibit F hereto.
                                     ---------

           ARTICLE 3.  REVISION OF BASE CASES; WAIVERS
           -------------------------------------------

     SECTION 3.1. REVISION OF BASE CASES. The Borrower shall use its best efforts to revise, in consultation with the Independent Consultant and the Documentation and Technical Agent, the Base Cases so that amended versions thereof, which shall reflect the effect of actual and projected overruns in Capital Expenditures at the Fort Knox Mine together with the effects of the Permitted Fort Knox Sale-Leaseback, the Fort Knox Bridge Indebtedness and the Fort Knox Industrial Revenue Bonds and any other sources of funding received by or specifically made available to the Obligors in connection with the Principal Mines on the projected performance of the Principal Mines and the financial position of the Borrower and its Subsidiaries, are approved by all the Lenders (such approval not to be unreasonably withheld) as soon as practicable thereafter. The Base Cases, if and to the extent so approved by all the Lenders, shall then be the "Base Cases" for all purposes of the Loan Agreement and each
     ----------
other Loan Document. During the period commencing on the Amendment Effective Date and ending on the date on which revised Base Cases are agreed pursuant to the foregoing provisions of this Section compliance with the provisions of clause (b) of
                                               ----------

Section 1.8 of the Amended Loan Agreement is hereby waived.
-----------
Prior to the amendment described in the first sentence of this Section, for purposes of clause (a) of Section 1.8 of the Amended
                         ----------    -----------
Loan Agreement, all determinations and calculations of the nature referred to therein shall be determined to the reasonable satisfaction of the Documentation and Technical Agent (acting in consultation with the Required Lenders). All amendments to the Base Cases subsequent to the amendment described in the first sentence of this Section shall be made in accordance with clause
                                                          ------
(b) of Section 1.8 of the Amended Loan Agreement.
---    -----------

     SECTION 3.2. WAIVERS. As of the Amendment Effective Date and during the period commencing on such date and ending on the Fort Knox Economic Completion Date, the Lender Parties waive all Defaults that have occurred or may occur under Section 8.1.2,
                                               -------------
8.1.3 or 8.1.4 of the Original Loan Agreement or the Amended Loan
-----    -----
Agreement as a result of any breach by the Borrower or any Principal Subsidiary of any of its undertakings or representations contained in clause (b) of Section 1.8 or
                             ----------    -----------
Article 6 (excluding, however, Section 6.19) or Article 7
---------                      ------------     ---------
(excluding, however, Section 7.1.1 or 7.1.13) of the Original
                     -------------    ------
Loan Agreement or the Amended Loan Agreement and any Default that has occurred or may occur under any of Section 8.1.1 (solely to
                                       -------------
the extent any relevant payment subject of such Section shall have been made by Cyprus Amax as and when required pursuant to the Cyprus Amax Guaranty) or any of Sections 8.1.5 to 8.1.19 of
                                    --------------    ------
the Original Loan Agreement or any of Sections 8.1.5 to 8.1.14
                                      --------------    ------
and 8.1.16 to 8.1.19 of the Amended Loan Agreement; provided,
    ------    ------                                --------
however, that during the period commencing on the Amendment
-------
Effective Date and ending on the Fort Knox Economic Completion Date, the waiver by the Lender Parties of any Default arising as a result of any breach by the Borrower or any Principal Subsidiary or Fairbanks Canada of any of its undertakings or representations contained in any Loan Document with respect to the priority of any Lien granted to the Lender Parties pursuant to the Security Documents (excluding any Lien in respect of equipment subject to the Permitted Fort Knox Sale-Leaseback or assets subject of the Fort Knox Industrial Revenue Bonds) shall be limited to the fact that (and the agreements of the Lender Parties contained in Article 2 shall be conditional upon), as
                     ---------
contemplated by the Priority Agreement, such Liens shall not be first priority Liens; and provided, further, however, that, if in
                          --------  -------  -------
connection with any such waiver or any suspension of the operation of Article 6 or 7 of the Amended Loan Agreement, Cyprus
             ---------    -
Amax shall, as contemplated by the Priority Agreement, be granted Liens by the Borrower or any Subsidiary in respect of any assets not currently secured in favor of the Administrative Agent or the Collateral Agent (for the rateable benefit of the Lender Parties) pursuant to any Security Document then the Lender Parties shall, simultaneously with the granting of such Liens and at all times prior to the earlier of (i) the release of such Liens by Cyprus Amax or (ii) the Fort

Knox Economic Completion Date, be granted a second-priority perfected Lien in respect of all such assets; and provided,
                                                  --------
further, however, that, during the period commencing on
-------  -------
the Amendment Effective Date and ending on the Fort Knox Economic Completion Date, no Default shall be deemed to arise pursuant to
Section 6.19 or Section 7.1.13 of the Amended Loan Agreement
------------    --------------
unless, in the opinion of the Administrative Agent, such Default would be expected to result in any liability to any Lender Party pursuant to Section 10.4 of the Amended Loan Agreement or any
            ------------
similar provision of any other Loan Document. For the avoidance of doubt, as of the Amendment Effective Date and during the period commencing on such date and ending on the Termination Date under (and as defined in) the Priority Agreement, the Lender Parties' rights under Section 8.2 and 8.3 of the Amended Loan
                      -----------     ---
Agreement shall be subject to all applicable provisions of the Priority Agreement.

           ARTICLE 4.  REPRESENTATIONS AND WARRANTIES
           ------------------------------------------

     In order to induce the Lender Parties to enter into this Agreement and, in the case of the Lenders, to make, maintain, continue and/or convert Loans under the Amended Loan Agreement, the Borrower, individually for itself and with respect to matters hereinafter relating to it and each other Obligor, and each other Obligor, individually for itself and with respect to matters hereinafter relating to it, represents and warrants unto each Lender Party as set forth in this Article.

     SECTION 4.1. AUTHORITY. Each Obligor has full power and authority to enter into this Agreement and perform its obligations under the Amended Loan Agreement.

     SECTION 4.2. DUE AUTHORIZATION; NON-CONTRAVENTION. The execution and delivery by each Obligor of this Agreement and the performance by such Obligor of its obligations under the Amended Loan Agreement have been authorized by all necessary corporate action on its part, do not and will not require any Approval, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Requirement of Law (other than any default that has occurred or may occur under the Original Loan Agreement specifically waived pursuant to
Section 3.2) or Approval binding on it, and will not result in or
-----------
require the creation or imposition of any Lien on any of its properties pursuant to the provisions of any Contractual Obligations except as permitted to be incurred pursuant to the Priority Agreement and Section 7.2.3 of the Amended Loan
                       -------------
Agreement.

     SECTION 4.3. VALIDITY. This Agreement constitutes the legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, subject as to

enforceability only, to Applicable Laws relating to bankruptcy and the enforceability of creditors' rights generally and by the fact that the availability of equitable remedies is discretionary.

             ARTICLE 5.  CONDITIONS TO EFFECTIVENESS
             ---------------------------------------

     This Agreement shall become effective upon receipt by the Administrative Agent of the documents, certificates and other Instruments described in this Article. The date on which the Administrative Agent shall have received all such documents, certificates and other Instruments is referred to as the "Amendment Effective Date". In the event that the Amendment
 ------------------------
Effective Date shall not occur on or prior to April 15, 1996, the agreements of the parties contained in this Agreement shall be of no further force and effect.

     SECTION 5.1. COUNTERPARTS OF AGREEMENT. The Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrower, the Principal Subsidiaries, the Arrangers, the Syndication Agent, the Documentation and Technical Agent, the Collateral Agent and all the Lenders, and duly acknowledged by an Authorized Representative of Cyprus Amax.

     SECTION 5.2. RESOLUTIONS, ETC. The Administrative Agent shall have received from Cyprus Amax a certificate of its Secretary or similar officer as to:

          (a) resolutions of its Board of Directors or similar body then in full force and effect authorizing the execution and performance of the Cyprus Amax Guaranty and each other document executed or to be executed by it in connection with the transactions contemplated hereby and thereby,

          (b) the incumbency and signatures of those of its officers authorized to act with respect to the Cyprus Amax
     Guaranty and each other document executed or to be executed by it, and

          (c)  its constituent documents as then in effect,

upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the
Secretary or similar officer of Cyprus Amax cancelling or
amending such prior certificate; provided, however, that any such
                                 --------  -------
further certificate may not retroactively cancel or amend any matters contained in any certificate previously delivered hereunder.

     SECTION 5.3.  CYPRUS AMAX GUARANTY.  The Administrative
Agent shall have received counterparts of the Cyprus Amax
Guaranty, duly executed by an Authorized Representative of Cyprus
Amax.

     SECTION 5.4. PRIORITY AGREEMENT. The Administrative Agent shall have received counterparts of the Priority Agreement, duly executed by the Borrower, Fairbanks Gold, Lassen Gold, Melba Creek, Fairbanks Canada, the Collateral Agent and Cyprus Amax.

     SECTION 5.5.  COMPETITIVE ADVANCE FACILITY AGREEMENT.  The
Administrative Agent shall have received a copy of the Competitive Advance Facility Agreement, as in effect on March 19,
1996, certified by an Authorized Representative of Cyprus Amax.

     SECTION 5.6. OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions addressed to the Lender Parties from:

          (a)  Sullivan & Cromwell, special counsel to Cyprus
     Amax, substantially in the form of Exhibit C attached
                                        ---------
     hereto; and

          (b)  Dale E. Huffman, General Attorney and Assistant
     Secretary of Cyprus Amax, substantially in the form of
     Exhibit D attached hereto.
     ---------

     SECTION 5.7.  COMPLIANCE WITH WARRANTIES, NO DEFAULTS.  The
Administrative Agent shall have received:

          (a)  a certificate, dated a date as close as
     practicable to the intended Amendment Effective Date, of an Authorized Representative of each Obligor to the effect that, both immediately before and immediately after giving effect to the transactions contemplated by this Agreement: the representations and warranties of each Obligor set forth in Article 4 and in each Security Document (only to the
        ---------
     extent that any such representation or warranty shall be required to be made on the Amendment Effective Date) to which each is a party shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b)  a certificate, dated a date as close as
     practicable to the intended Amendment Effective Date, of an Authorized Representative of Cyprus Amax to the effect that, both immediately before and immediately after giving effect

     to the transactions contemplated by this Agreement, the Cyprus Amax Guaranty and the Priority Agreement: (i) the representations and warranties of Cyprus Amax set forth in
     Article 4 of the Cyprus Amax Guaranty shall be true and
     ---------
     correct with the same effect as if then made and (ii) Cyprus Amax shall not then be in default (however denominated) of any of its obligations under the Cyprus Amax Guaranty, the Priority Agreement or the Competitive Advance Facility Agreement.

     SECTION 5.8.  PROCESS AGENT.  The Administrative Agent shall have received evidence that the appointment by Cyprus Amax of the
Process Agent pursuant to Section 5.1.9 of the Amended Loan
                          -------------
Agreement shall extend to the Cyprus Amax Guaranty and the Priority Agreement.

                    ARTICLE 6.  MISCELLANEOUS
                    -------------------------

     SECTION 6.1. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 6.2. EFFECT OF AMENDMENT. Effective as of the Amendment Effective Date, references in the Original Loan Agreement and in each other Loan Document to "the Agreement", "this Agreement", the "Loan Agreement" and words of similar import shall be to the Original Loan Agreement, as amended hereby. Effective as of the Amendment Effective Date, references in any Loan Document to the Borrowing Request and the Continuation/Conversion Notice shall mean the Borrowing Request and the Continuation/Conversion Notice, as amended and restated pursuant to Sections 2.20 and 2.21, respectively. Except as
            -------------     ----
amended or otherwise modified hereby, the Original Loan Agreement shall continue in full force and effect.

     SECTION 6.3. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. Upon the Amendment Effective Date, except with respect to the Borrower's obligations to indemnify and pay the costs and expenses of the Underwriters as set forth in the Commitment Letter, the Original Loan Agreement, as amended hereby, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto (including the Commitment Letter (except as aforesaid), the Indicative Summary Terms for $250,000,000 Senior Term Facility, dated August 15, 1995, and the Information Memorandum).

     SECTION 6.4.  PROVISIONS INCORPORATED BY REFERENCE.  The
parties hereto agree that the provisions of Sections 10.14 (Forum
                                            --------------
Selection and Consent to Jurisdiction; Waiver of Immunity) and

10.15 (Waiver of Jury Trial) of the Original Loan Agreement shall
-----
be incorporated by reference into this Agreement as if set forth in full herein.































     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              The Obligors

                              AMAX GOLD INC.,
                                as the Borrower


                              By: /s/ Mark A. Lettes
                                 -------------------------------------
                              Name Printed: Mark A. Lettes
                                            --------------------------
                              Title: Vice President and Chief
                                    ----------------------------------
                                     Financial Officer


                              FAIRBANKS GOLD MINING, INC.,
                                as a Principal Subsidiary


                              By: /s/ Mark A. Lettes
                                 -------------------------------------
                              Name Printed: Mark A. Lettes
                                            --------------------------
                              Title: Vice President and Treasurer
                                    ----------------------------------


                              GUANACO MINING COMPANY, INC.,
                                as a Principal Subsidiary


                              By: /s/ Mark A. Lettes
                                 -------------------------------------
                              Name Printed: Mark A. Lettes
                                            --------------------------
                              Title: Vice President and Treasurer
                                    ----------------------------------


                              LASSEN GOLD MINING, INC.,
                                as a Principal Subsidiary


                              By: /s/ Mark A. Lettes
                                 -------------------------------------
                              Name Printed: Mark A. Lettes
                                            --------------------------
                              Title: Vice President and Treasurer
                                    ----------------------------------


                              MELBA CREEK MINING, INC.,
                                as a Principal Subsidiary


                              By: /s/ Mark A. Lettes
                                 -------------------------------------
                              Name Printed: Mark A. Lettes
                                            --------------------------
                              Title: Vice President and Treasurer
                                    ----------------------------------


                              NEVADA GOLD MINING, INC.,
                                as a Principal Subsidiary


                              By: /s/ Mark A. Lettes
                                 -------------------------------------
                              Name Printed: Mark A. Lettes
                                            --------------------------
                              Title: Vice President and Treasurer
                                    ----------------------------------



                              The Lenders

                              ABN AMRO NORTH AMERICA, INC.,
                                acting as agent for ABN AMRO
                                BANK N.V.


                              By: /s/ William Heissenbuttel
                                 -------------------------------------
                              Name Printed: William Heissenbuttel
                                           ---------------------------
                              Title: Vice President and Direcor
                                    ----------------------------------


                              By: /s/ Sean M. Stack
                                 -------------------------------------
                              Name Printed: Sean M. Stack
                                           ---------------------------
                              Title: Vice President and Direcor
                                    ----------------------------------

                              ARAB BANKING CORPORATION
                                (B.S.C.)


                              By: /s/ Stephen A. Plauche
                                 -------------------------------------
                              Name Printed: Stephen A. Plauche
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------

                              BAYERISCHE VEREINSBANK AG


                              By: /s/ Andrew G. Mathews
                                 -------------------------------------
                              Name Printed: Andrew G. Mathews
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE


                              By: /s/ John W. Kunkle
                                 -------------------------------------
                              Name Printed: John W. Kunkle
                                           ---------------------------
                              Title: Authorized Signatory
                                    ----------------------------------


                              CHEMICAL BANK


                              By: /s/ James H. Ramage
                                 -------------------------------------
                              Name Printed: James H. Ramage
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------


                              CREDIT LYONNAIS, New York Branch


                              By: /s/ Michael Pepe
                                 -------------------------------------
                              Name Printed: Michael Pepe
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------


                              THE FIRST NATIONAL BANK OF
                                CHICAGO


                              By: /s/ Jane Bek
                                 -------------------------------------
                              Name Printed: Jane Bek
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------

                              THE FUJI BANK LIMITED, Los Angeles
                                Agency


                              By: /s/ Nobuhiro Umemura
                                 -------------------------------------
                              Name Printed: Nobuhiro Umemura
                                           ---------------------------
                              Title: Joint General Manager
                                    ----------------------------------


                              MERRILL LYNCH CAPITAL
                                CORPORATION


                              By: /s/ Charles L. Wickham III
                                 -------------------------------------
                              Name Printed: Charles L. Wickham III
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------


                              NATIONAL BANK OF ALASKA


                              By: /s/ Patricia Jelley Benz
                                 -------------------------------------
                              Name Printed: Patricia Jelley Benz
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------


                              PNC BANK, N.A.


                              By: /s/ Robert D. Erwin
                                 -------------------------------------
                              Name Printed: Robert D. Erwin
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------


                              per pro N M ROTHSCHILD & SONS
                                LIMITED


                              By: /s/ Andrew Wright
                                 -------------------------------------
                              Name Printed: Andrew Wright
                                           ---------------------------
                              Title: Assistant Director
                                    ----------------------------------


                              By: /s/ D.R. Beadle
                                 -------------------------------------
                              Name Printed: D.R. Beadle
                                           ---------------------------
                              Title: Assistant Director
                                    ----------------------------------

                              SOCIETE GENERALE


                              By: /s/ Richard A. Erbert
                                 -------------------------------------
                              Name Printed: Richard A. Erbert
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------


                              SWISS BANK CORPORATION, Cayman
                                Island Branch


                              By: /s/ Robert G. Colvin
                                 -------------------------------------
                              Name Printed: Robert G. Colvin
                                           ---------------------------
                              Title: Director
                                    ----------------------------------


                              By: /s/ Gary Riddell
                                 -------------------------------------
                              Name Printed: Gary Riddell
                                           ---------------------------
                              Title: Director, Credit Risk Management
                                    ----------------------------------


                              THE TORONTO-DOMINION BANK


                              By: /s/ Jeffrey J. Weaver
                                 -------------------------------------
                              Name Printed: Jeffrey J. Weaver
                                           ---------------------------
                              Title: Director
                                    ----------------------------------

                              The Agents and the Arrangers

                              ABN AMRO NORTH AMERICA, INC.,
                                acting as agent for ABN AMRO
                                BANK N.V., as an Arranger


                              By: /s/ Sean M. Stack
                                 -------------------------------------
                              Name Printed: Sean M. Stack
                                           ---------------------------
                              Title: Vice President and Director
                                    ----------------------------------


                              By: /s/ William Heissenbuttel
                                 -------------------------------------
                              Name Printed: William Heissenbuttel
                                           ---------------------------
                              Title: Vice President and Director
                                    ----------------------------------


                              LASALLE NATIONAL TRUST, N.A., as
                                the Collateral Agent


                              By: /s/ Sarah Webb
                                 -------------------------------------
                              Name Printed: Sarah Webb
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------


                              By: /s/ Diane Swanson
                                 -------------------------------------
                              Name Printed: Diane Swanson
                                           ---------------------------
                              Title: Assistant Vice President
                                    ----------------------------------


                              MERRILL LYNCH CAPITAL
                                CORPORATION, as the Syndication
                                Agent and as an Arranger


                              By: /s/ Charles L. Wickham III
                                 -------------------------------------
                              Name Printed: Charles L. Wickham III
                                           ---------------------------
                              Title: Vice President
                                    ----------------------------------
                              per pro N M ROTHSCHILD & SONS
                                LIMITED, as the Administrative
                                Agent and as an Arranger


                              By: /s/ Andrew Wright
                                 -------------------------------------
                              Name Printed: Andrew Wright
                                           ---------------------------
                              Title: Assistant Director
                                    ----------------------------------


                              By: /s/ D.R. Beadle
                                 -------------------------------------
                              Name Printed: D.R. Beadle
                                           ---------------------------
                              Title: Assistant Director
                                    ----------------------------------


                              THE TORONTO-DOMINION BANK, as
                                the Documentation and Technical
                                Agent and as an Arranger


                              By: /s/ Jeffery J. Weaver
                                 -------------------------------------
                              Name Printed: Jeffery J. Weaver
                                           ---------------------------
                              Title: Director
                                    ----------------------------------

                  ACKNOWLEDGEMENT AND AGREEMENT



     The undersigned, Cyprus Amax Minerals Company, hereby acknowledges receipt of a copy of the foregoing Second Amendment Agreement to the Loan Agreement and agrees to be bound by the terms and provisions thereof and to use its reasonable best efforts to carry out such terms and provisions.

     Without limiting the foregoing and notwithstanding any waiver of the provisions of Section 7.1.15 of the Loan Agreement
                            --------------
effected by the Second Amendment Agreement, Cyprus Amax Minerals Company acknowledges that the DOCLOC Support Agreement shall remain in full force and effect.


                              CYPRUS AMAX MINERALS COMPANY


                              By: /s/ Francis J. Kane
                                 -------------------------------------
                              Name Printed: Francis J. Kane
                                           ---------------------------
                              Title: Vice President, Investor
                                    ----------------------------------
                                     Relations and Treasurer

                              Address for Notices:

                              9100 East Mineral Circle
                              Englewood
                              Colorado 80112
                              U.S.A.

                              Attention:

                              Facsimile No.: [                       ]
                              Telex No.: [                           ]
                              (Answerback [                         ])


Dated _______________________, 1996

                      CYPRUS AMAX GUARANTY

     THIS GUARANTY, dated as of March 19, 1996 (this
"Agreement"), by CYPRUS AMAX MINERALS COMPANY, a Delaware
 ---------
corporation (the "Guarantor"), in favor of N M ROTHSCHILD & SONS
                  ---------
LIMITED, a bank organized under the laws of England
("Rothschild"), in its capacity as the administrative agent for
  ----------
the Lender Parties (in such capacity, the "Administrative
                                           --------------
Agent").
-----

                      W I T N E S S E T H:

     WHEREAS, pursuant to that certain Loan Agreement, dated as of October 31, 1995 and amended as of December 7, 1995 and pursuant to the Second Amendment Agreement (as so amended, the "Loan Agreement"), among (1) Amax Gold Inc., a Delaware
 --------------
corporation (the "Borrower"), (2) Fairbanks Gold Mining, Inc., a
                  --------
Delaware corporation, Guanaco Mining Company, Inc., a Delaware corporation, Lassen Gold Mining, Inc., a Delaware corporation, Melba Creek Mining, Inc., an Alaska corporation, and Nevada Gold Mining, Inc., a Delaware corporation (collectively, the "Principal Subsidiaries"), (3) Merrill Lynch Capital Corporation,
 ----------------------
a Delaware corporation ("Merrill Lynch"), ABN AMRO Bank N.V., a
                         -------------
bank organized under the laws of The Netherlands, Rothschild and The Toronto-Dominion Bank, a bank organized under the federal laws of Canada ("Toronto-Dominion"), as the Arrangers, (4) the
                 ----------------
banks and other financial institutions party thereto (collectively, the "Lenders"), (5) Merrill Lynch, as Syndication
                    -------
Agent for the Lenders, (6) Toronto-Dominion, as Documentation and Technical Agent for the Lender Parties, (7) LaSalle National Trust, N.A., a U.S. national banking association, as Collateral Agent for the Lender Parties, and (8) Rothschild, as Administrative Agent for the Lender Parties, the Lenders extended Commitments to make Loans to the Borrower;

     WHEREAS, the parties to the Loan Agreement have entered into the Second Amendment Agreement thereto, dated as of March 19,
1996 (the "Second Amendment Agreement");
           --------------------------

     WHEREAS, the Guarantor owns as of the date hereof approximately 51.2% of the issued and outstanding capital stock of the Borrower and the Borrower owns, either directly or indirectly, all of the outstanding shares of capital stock of the Principal Subsidiaries;

     WHEREAS, in consideration of the Lender Parties agreeing to the waivers and other transactions contemplated by the Second
Amendment Agreement, the Guarantor has agreed to enter into this Agreement;

     WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the waivers and other transactions contemplated by the Second Amendment Agreement; and

     WHEREAS, this Agreement is the Cyprus Amax Guaranty referred to in the Second Amendment Agreement, and it is a condition precedent to the effectiveness of the Second Amendment Agreement that the Guarantor execute and deliver this Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Guarantor, the Guarantor undertakes and agrees, for the rateable benefit of each Lender Party, as follows:


             ARTICLE 1.  DEFINITIONS; INTERPRETATION
             ---------------------------------------

     SECTION 1.1. LOAN AGREEMENT TERMS; INTERPRETATION. Capitalized terms used but not defined herein (including in the preamble and recitals) have the meanings provided in the Second Amendment Agreement. This Agreement is a Loan Document, and shall be interpreted and construed in accordance with the terms and provisions of the Second Amendment Agreement (including
Section 1.1 thereof).
-----------

     SECTION 1.2. DEFINED TERMS. In this Agreement (including its preamble and recitals), the following capitalized terms shall have the following meanings:

     "Administrative Agent" is defined in the preamble.
      --------------------                    --------

     "Agreement" is defined in the preamble.
      ---------                    --------

     "AS" is defined in clause (b)(i) of Section 3.3.
      --                -------------    -----------

     "Borrower" is defined in the first recital.
      --------                    -------------

     "Guaranteed Obligations" is defined in clause (a) of
      ----------------------                ----------
Section 2.1.
-----------

     "Guarantor" is defined in the preamble.
      ---------                    --------

     "Guaranty" is defined in clause (a) of Section 2.1.
      --------                ----------    -----------

     "Insolvency Proceeding" is defined in clause (f)(ii) of
      ---------------------                --------------
Section 2.4.
-----------

     "Lenders" is defined in the first recital.
      -------                    -------------

     "Loan Agreement" is defined in the first recital.
      --------------                    -------------

     "Merrill Lynch" is defined in the first recital.
      -------------                    -------------

     "Principal Subsidiaries" is defined in the first recital.
      ----------------------                    -------------

     "Rothschild" is defined in the preamble.
      ----------                    --------

     "Second Amendment Agreement" is defined in the second
      --------------------------                    ------
recital.
-------

     "Toronto-Dominion" is defined in the first recital.
      ----------------                    -------------

ARTICLE 2.  GUARANTY; OBLIGATIONS WITH RESPECT TO SALE/LEASEBACK
----------------------------------------------------------------
OF FORT KNOX ASSETS
                       -------------------

     SECTION 2.1.  GUARANTY OF THE BORROWER'S OBLIGATIONS.

     (a) The Guarantor hereby absolutely, unconditionally and irrevocably guarantees (the "Guaranty"), for the rateable benefit
                             --------
of the Lender Parties, the full and punctual payment of principal and interest from time to time outstanding under the Loan Agreement (as such amounts may be reduced by any prepayment or repayment made by the Borrower with the proceeds of the 1994 DOCLOC Facility or otherwise, but without prejudice to any right or remedy of the Lender Parties with respect thereto) in accordance with the stated maturities thereof (and not by way of acceleration of any Obligation pursuant to Section 8.2 or 8.3 of
                                           -----------    ---
the Loan Agreement other than any such acceleration arising as a result of any Event of Default under Section 8.1.15 of the Loan
                                     --------------
Agreement) and all payments in respect of relevant Hedging Agreements and Interest Rate Protection Agreements (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, or the operation of Sections 502(b), 502(d) and 506(b) of the Bankruptcy Code, and any other similar provisions arising under Applicable Law; all such amounts and other obligations being hereinafter referred to as the "Guaranteed Obligations"). The
                                ----------------------
Guarantor hereby further covenants to indemnify and hold harmless each Lender Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party in enforcing any rights under this Section.
Notwithstanding the foregoing, except with respect to any claim made by any Lender Party under the Guaranty on or prior to the

Fort Knox Economic Completion Date and subject to Section 2.3,
                                                  -----------
the Guaranty shall terminate, and the Guarantor shall be released from its obligations under the Guaranty and this Agreement on the Fort Knox Economic Completion Date.

     (b) The Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of the Guarantor under the Guaranty and this Agreement.

     (c) The Guarantor agrees that the Guaranteed Obligations will be paid as contemplated by this Agreement, regardless of any Applicable Law affecting any of such terms or the rights of any Lender Party with respect thereto.

     SECTION 2.2. REINSTATEMENT. The Guarantor agrees that the Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Lender Party, upon an Insolvency Default, all as though such payment had not been made to such Lender Party; provided, however, that for the avoidance of doubt, to the extent
--------  -------
permitted by Applicable Law, if any payment is rescinded or restored as aforesaid at any time after the Termination Date (as defined in the Priority Agreement), the arrangements contemplated by the Priority Agreement shall be reinstated.

     SECTION 2.3. WAIVER. In addition to the other waivers provided in this Agreement, the Guarantor hereby waives each of the following to the fullest extent permitted by Applicable Law:

     (a) all presentments, demands for performance, promptness, diligence, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Agreement, and demands and notices of every kind with respect to any of the Guaranteed Obligations and the Guaranty except for any demand or notice expressly provided for in this Agreement;

     (b) subject to the Priority Agreement, any requirement that any Lender Party protect, secure, perfect or insure any Lien securing any of the Guaranteed Obligations or the Guarantor's performance of its obligations hereunder, or any property subject thereto;

     (c) all statutes of limitations as a defense to any action or proceeding brought against the Guarantor by the Lender Parties or any of them, to the fullest extent permitted by Applicable
Law;

     (d) any right it may have (whether by contract, in equity or at law) to require any of the Lender Parties to proceed against, or proceed against or exhaust any security held from, any Obligor or any other Person (including any other guarantor or surety of all or any of the Guaranteed Obligations) or any collateral securing any of the Guaranteed Obligations or the Guarantor's performance of its obligations hereunder, or to pursue any other remedy in such Lender Party's power to pursue and which would lighten the Guarantor's burden;

     (e) any defense based on any claim that the Guarantor's obligations exceed or are more burdensome than those of any Obligor;

     (f) any defense based on: (i) any legal disability of the Borrower or any other Obligor, (ii) any release, discharge, modification, impairment or limitation of the liability of the Borrower or any other Obligor to any of the Lender Parties from any cause, whether consented to by the Administrative Agent or any of the other Lender Parties, or arising by operation of Applicable Law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships (any such proceeding, an "Insolvency Proceeding") including any Insolvency Proceeding
 ---------------------
which results in the delay or modification of the stated maturity of payments (or the amounts thereof) of the Loans pursuant to the Loan Agreement, and (iii) any rejection or disaffirmance of any or all of the Guaranteed Obligations, or any security held for such Guaranteed Obligations, in any such Insolvency Proceeding;

     (g) any defense based on any action taken or omitted by the Administrative Agent or any of the other Lender Parties in any Insolvency Proceeding involving the Borrower or any other Obligor, including any election to have such Lender Party's claim allowed as being secured, partially secured or unsecured, any extension of credit by any of the Lender Parties to the Borrower or any other Obligor in any Insolvency Proceeding, and the taking and holding by any of the Lender Parties of any security for any such extension of credit;

     (h) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Guaranteed Obligations or any part of them; and

     (i) all other suretyship defenses and rights of every kind or nature otherwise available under Applicable Law.

     SECTION 2.4. SALE/LEASEBACK OF FORT KNOX ASSETS. Upon the occurrence of any Event of Default permitting or requiring acceleration of any of the Obligations pursuant to Section 8.2 or
                                                   -----------
8.3 of the Loan Agreement, or upon default by the Borrower (or
---

Fairbanks Gold) in the performance of any of its obligations pursuant to the Permitted Fort Knox Sale-Leaseback if as a consequence of any such default by the Borrower (or Fairbanks
Gold) the lessor of any of the relevant equipment shall elect to exercise any of its remedies as a consequence thereof, the Guarantor will immediately, upon the request of the Administrative Agent, issue in favor of the lessor under the Permitted Fort Knox Sale-Leaseback an unconditional and irrevocable guaranty of all of the obligations of the Borrower (or Fairbanks Gold) in connection therewith in form and substance reasonably satisfactory to the Administrative Agent (acting in consultation with the Required Lenders); provided, however, that
                                         --------  -------
the obligations of the Guarantor to the Lender Parties to maintain such guaranty shall be discontinued in the event that the Guarantor shall have fully discharged the Borrower's (or Fairbanks Gold's) obligations with respect to the Permitted Fort Knox Sale-Leaseback or shall have arranged for equipment of a substantially similar nature to that subject to the Permitted Fort Knox Sale-Leaseback to be delivered to the Borrower (or Fairbanks Gold) at the Fort Knox Mine free and clear of all Liens and such equipment shall actually have been delivered within 180 days after the implementation of such arrangement.

          ARTICLE 3.  PROVISIONS OF GENERAL APPLICATION
          ---------------------------------------------

     SECTION 3.1.  OBLIGATIONS ABSOLUTE, ETC.  Subject to
Section 2.3, this Agreement shall remain in full force and effect
-----------
until the earlier to occur of the Fort Knox Economic Completion
Date and the payment in full of the Guaranteed Obligations. The liability of the Guarantor under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

     (a) any lack of validity, legality or enforceability of the Loan Agreement or any other Operative Document;

     (b)  the failure of any Lender Party:

          (i) to assert any claim or demand or to enforce any right or remedy against any other guarantor or surety of all or any of the Guaranteed Obligations, the Borrower, any guarantor under any Principal Subsidiary Guaranty or any other Person under the provisions of the Loan Agreement or any other document, instrument or agreement related thereto, or otherwise; or

          (ii) to exercise any right or remedy against any other guarantor or surety of, or collateral (whether pursuant to any Security Document, any Principal Subsidiary Guaranty or otherwise) securing, the Guaranteed Obligations;

     (c) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Guaranteed Obligations or any other extension, compromise or renewal of any Guaranteed Obligation;

     (d) any reduction, limitation, impairment or termination of any Guaranteed Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of or any other event or occurrence affecting, any Obligation of any Obligor or otherwise;

     (e) any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of the Loan Agreement, any Principal Subsidiary Guaranty or any other Operative Document;

     (f) any addition, enforcement, exchange, change in the priorities relating to, release, abandonment, liquidation, surrender or non-perfection of any collateral granted pursuant to any Security Document securing performance of all or any of the Guaranteed Obligations or the Guaranty or any other obligations of the Guarantor arising pursuant to this Agreement, or any amendment to or waiver or release or addition to, or consent to departure from, any other guaranty held by any Lender Party securing any of the Guaranteed Obligations; or

     (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any guarantor under any Principal Subsidiary Guaranty, or any other surety or any guarantor.

     The Guarantor agrees that the Guaranty is an "instrument for the payment of money only" within the meaning of Section 3213 of the New York Civil Practice Law and Rules.

     SECTION 3.2. RIGHTS OF LENDER PARTIES. The Guarantor authorizes each of the Lender Parties to perform any or all of the actions described or implied in Section 3.1 and in addition,
                                    -----------
the following actions at any time, in each case, in its sole discretion, all without notice to the Guarantor and without affecting the Guarantor's obligations under this Agreement:

     (a)  Any Lender Party may, subject to the Priority
Agreement, direct the order and manner of any sale of all or any part of any security now or later to be held for any of the Guaranteed Obligations or the Guarantor's obligations under this

Agreement, and such Lender Party may also bid and purchase at any such sale.

     (b)  Subject to the provisions of Section 4.13 of the Loan
                                       ------------
Agreement and the Priority Agreement, any Lender Party may accept and apply any payments or recoveries from the Borrower, the Guarantor or any other source, and any proceeds of any security, to the Guaranteed Obligations in such manner, order and priority as such Lender Party may elect, whether or not those obligations are guarantied by this Agreement or secured at the time of the application.

     (c) Any Lender Party may substitute, add or release any one or more guarantors or endorsers.

     (d) In addition to the Loans, any one or more of the Lender Parties may extend any other credit to any Obligor, and may take and hold security for the credit so extended, all without affecting the Guarantor's liability under this Agreement or the obligations of any other guarantor under any Principal Subsidiary Guaranty to which it is a party.

     SECTION 3.3.  WAIVERS OF SUBROGATION AND OTHER RIGHTS.

     (a) If any default by the Guarantor under this Agreement shall have occurred and be continuing, but at all times subject to the Priority Agreement, the Lender Parties, in their sole discretion, with prior notice to the Guarantor, may elect to:
(i) foreclose either judicially or nonjudicially against any real or personal property security held for the Guaranteed Obligations, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust any of the Guaranteed Obligations or any part of any Guaranteed Obligation or any guarantor or surety of any of the Guaranteed Obligations or
(iv) exercise any other remedy against the Guarantor or any security. Subject to the Priority Agreement, no such action by a Lender Party shall release or limit the liability of the Guarantor, who shall remain liable under this Agreement after the action, even if the effect of the action is to deprive the Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from the Borrower or any Principal Subsidiary for any sums paid to any of the Lender Parties, whether contractual or arising by operation of Applicable Law or otherwise. Subject to the Priority Agreement, the Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by any of the Lender Parties or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Guaranteed Obligations.

     (b) Regardless of whether the Guarantor may have made any payments to any Lender Party, the Guarantor waives, subject to the Priority Agreement, until the prior payment, in full and in cash, of all Guaranteed Obligations:

          (i) all rights of subrogation and reimbursement, all rights of indemnity, and any other rights to collect reimbursement from the Borrower or any Principal Subsidiary for any sums paid to any Lender Party, whether contractual or arising by operation of Applicable Law (including under Alaska Statutes ("AS") 45.03.419, Sections 2847 or 2848 of
                       --
     the California Civil Code, under any provisions of the United States Bankruptcy Code, or any successor or similar statutes) or otherwise,

          (ii)  all rights to enforce any remedy that any Lender
     Party may have against the Borrower or any Principal
     Subsidiary, and

          (iii) all rights to participate in any security now or later to be held by any Lender Party for any of the Guaranteed Obligations. The Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement, indemnification and contribution the Guarantor may have against the Borrower or any Principal Subsidiary or against any collateral or security, shall be junior and subordinate, and to all right, title and interest any Lender Party may have in any such collateral or security. If any amount shall be paid to the Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all of the Guaranteed Obligations have not been paid or otherwise performed in full, such amount shall be held in trust for the Lender Parties and shall forthwith be paid over to the Lender Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents (including Section 4.13 of the Loan Agreement).

     (c) THE GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY ANY OF THE LENDER PARTIES (SUBJECT TO THE PRIORITY AGREEMENT), EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED THE GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE BORROWER OR ANY PRINCIPAL SUBSIDIARY BY THE OPERATION OF

APPLICABLE LAW, INCLUDING AS 45.03.605 OR SECTION 580d OF THE
CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE.

     (d) The Guarantor understands and acknowledges that if the Lender Parties foreclose, subject to the Priority Agreement, judicially or nonjudicially against any real property security for any of the Guaranteed Obligations, that foreclosure could impair or destroy any ability that the Guarantor may have to seek reimbursement, contribution or indemnification from the Borrower or any Principal Subsidiary or others based on any right the Guarantor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by the Guarantor under this Agreement. The Guarantor further understands and acknowledges that in the absence of the waivers by the Guarantor set forth in this Section, such potential impairment or destruction of the Guarantor's rights, if any, might entitle such Guarantor to assert a defense to this Agreement based on AS 45.03.605, Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265, Cal. App.2d 40 (1968) or other
---------------------
Applicable Law. With such understanding and without limitation on any of the foregoing provisions of this Section, by executing this Agreement, pursuant to AS 45.03.605(h) or other Applicable Law, the Guarantor freely, irrevocably and unconditionally (but subject to the Priority Agreement):

          (i) waives and relinquishes that defense and agrees that the Guarantor will be fully liable under this Agreement even though the Lender Parties may foreclose judicially or nonjudicially against any real property security for the Guaranteed Obligations;

          (ii) agrees that the Guarantor will not assert that defense in any action or proceeding which a Lender Party may commence to enforce this Agreement;

          (iii) acknowledges and agrees that the rights and defenses waived by the Guarantor in this Agreement include any right or defense that the Guarantor may have or be entitled to assert based upon or arising out of any one or more of the circumstances set forth in AS 45.03.605 or Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure of Section 2848 of the California Civil Code (including any defense that any exercise by the Lender Parties of any right or remedy hereunder or under the Loan Documents violates, or would, in combination with the previous or subsequent exercise by the Guarantor of any rights of subrogation, reimbursement, contribution or indemnification against the Borrower or any Principal Subsidiary or any other Person, directly or indirectly result in, or be deemed to be, a violation of any of such statutory provisions); and

          (iv) acknowledges and agrees that each of the Lender Parties is relying on this waiver in entering into the Second Amendment Agreement, and that this waiver is a material part of the consideration which each of the Lender Parties is entering into the Second Amendment Agreement.

     (e) Based on the representations and warranties of the Guarantor set forth herein, the Guarantor hereby forever and completely waives any right the Guarantor might otherwise have to assert or claim, as part of a defense against any action taken by any Lender Party against the Guarantor under this Agreement after a Lender Party shall have, subject to the Priority Agreement, completed an action against the Borrower or another Obligor for the enforcement of any of the Guaranteed Obligations, that such action against the Guarantor is barred by operation of California Civil Code Section 7260 or any "one action" or "one form of action" statute (or any similar Applicable Law limiting a creditor's remedies or the manner in which such remedies may be enforced) on the theory that this Agreement and the Loan Agreement are part and parcel with the Guaranteed Obligations as one integrated transaction, rather than related but separate and distinct transactions, or on the theory that any Obligor is the alter ego of the Guarantor or the Guarantor is the alter ego of any Obligor.

     (f) Without limitation on any of the other waivers of the Guarantor hereunder, the Guarantor hereby specifically waives the benefit of (and any and all rights arising out of) California Civil Code Section 2845, or any similar statute arising under Applicable Law, which gives a guarantor or surety the power to require a creditor to proceed against the principal, or to pursue any other remedy in the creditor's power which the guarantor or surety can not pursue, and which would lighten the guarantor's or the surety's burden.

     (g) The covenants and waivers of the Guarantor contained in this Section shall survive termination of this Agreement and are made for the benefit of each of the Lender Parties, the Borrower, the Principal Subsidiaries and any other person against whom the Guarantor shall at any time have any rights of subrogation, reimbursement, contribution or indemnification with respect to the Guarantor's obligations under this Agreement. The covenants and waivers of the Guarantor contained in this Section are in all cases subject to the Priority Agreement.

     SECTION 3.4.  CONSENT OF GUARANTOR.   Prior to the Fort Knox
Economic Completion Date, the Administrative Agent shall not enter into any amendment to, waiver or other modification of, or give any consent to a departure from, any of the material terms of the Loan Agreement, any Principal Subsidiary Guaranty or any

other Operative Document without the prior written consent of the Guarantor.

           ARTICLE 4.  REPRESENTATIONS AND WARRANTIES
           ------------------------------------------

     In order to induce the Lender Parties to enter into the Second Amendment Agreement and, in the case of the Lenders, to make, maintain, continue and/or convert Loans, the Guarantor represents and warrants unto the Administrative Agent (for the rateable benefit of the Lender Parties) as set forth in Sections
                                                        --------
4.01, 4.02, 4.03 and 4.04 of the Competitive Advance Facility
----  ----  ----     ----
Agreement as in effect on the Amendment Effective Date with the intent that references therein to "this Agreement", "Loan Documents" and the like shall be deemed to be references to this Agreement and the Priority Agreement. The representations and warranties set forth in this Section shall be made upon the date hereof, the Amendment Effective Date and the delivery of each Borrowing Request.

                      ARTICLE 5.  COVENANTS
                      ---------------------
     Cyprus Amax agrees with the Administrative Agent (for the rateable benefit of the Lender Parties) that, at all times on or prior to the Fort Knox Economic Completion Date, it will perform the obligations set forth in Sections 7.01 and 7.05 of the
                             -------------     ----
Competitive Advance Facility Agreement as in effect on the Amendment Effective Date with (a) references to this "Agreement" being deemed to be references to the Loan Agreement and the other Loan Documents and (b) references to the "Required Lenders" being deemed to be references to the Required Lenders under the Loan Agreement.

                    ARTICLE 6.  MISCELLANEOUS
                    -------------------------

     SECTION 6.1. WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Guarantor and the Administrative Agent (acting with the approval of the Required Lenders or all the Lenders, as may be required pursuant to the Loan Agreement).

     No failure or delay on the part of the Administrative Agent in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Guarantor in any case shall entitle it to any notice or demand in similar or other circumstances. No

waiver or approval by the Administrative Agent under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 6.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement shall be in writing and sent by hand delivery, courier delivery, first class prepaid post, telex (if the receiving party shall have telex facilities) or facsimile and addressed or delivered to it at its address set forth below its signature hereto and designated as its "Address for notices" or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, shall be deemed given when delivered; any notice, if sent by hand or courier delivery, shall be deemed given when delivered; and any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback received at both the beginning and the end of the relevant transmission in the case of telexes and transmission completed and confirmed by the sending facsimile machine in the case of facsimiles).

     SECTION 6.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto (and in the case of the Administrative Agent, to the rateable benefit of the Lender Parties) and their respective successors and assigns; provided, however, that:
                        --------  -------

     (a) the Guarantor may not assign, delegate or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all the Lenders; and

     (b)  the rights of sale, assignment and transfer of the
Agents and the Lenders are subject to Article 9 and Section 10.11
                                      ---------     -------------
of the Loan Agreement.

     SECTION 6.4. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 6.5.  HEADINGS.  The various headings of this
Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof or thereof.

     SECTION 6.6  GOVERNING LAW; ENTIRE AGREEMENT.

     (a)  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     (b) Upon the Amendment Effective Date, except with respect to the Borrower's obligations to indemnify and pay the costs and expenses of the Underwriters as set forth in the Commitment Letter, this Agreement, together with the other Loan Documents, constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto (including the Commitment Letter (except as aforesaid), the Indicative Summary Terms for $250,000,000 Senior Term Loan Facility, dated August 15, 1995, and the Information Memorandum).

     SECTION 6.7. FORUM SELECTION AND CONSENT TO JURISDICTION, WAIVER OF IMMUNITY. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR THE GUARANTOR MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND IN ADDITION ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY OF THE GUARANTOR MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE LOCATED OR DEEMED LOCATED. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. SERVICE OF PROCESS MAY BE MADE UPON THE GUARANTOR BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO IT IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ADDRESS AND THE GUARANTOR HEREBY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN NEW YORK ARISING OUT OF THIS AGREEMENT BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS FOR NOTICES SET FORTH BELOW ITS SIGNATURE HERETO. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     SECTION 6.8. Waiver of Jury Trial. EACH OF THE ADMINISTRATIVE AGENT, ON BEHALF OF THE OTHER LENDER PARTIES, AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OTHER LENDER PARTY, THE GUARANTOR, AND ANY AND ALL OTHER GUARANTORS OR SURETIES OF ALL OR ANY OF THE GUARANTEED OBLIGATIONS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT ENTERING INTO THIS AGREEMENT.

     SECTION 6.9. INCORPORATION OF MISCELLANEOUS PROVISIONS. The parties hereto agree that the provisions of Sections 4.6
                                                ------------
(Taxes), 4.7 (Mitigation), 4.8 (Payments, Computations, etc.),
         ---               ---
4.9 (Proration of Payments), 4.10 (Miscellaneous Provisions for
---                          ----
Payments in Gold) and 4.11 (Setoff), and the last sentence of
                      ----
Section 10.11.2 (Participations)  of the Loan Agreement shall
---------------
apply mutatis mutandis to the Guarantor as if set forth herein
      ------- --------
except that references to an "Obligor" or the like shall be deemed to be references to the Guarantor.




     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              The Guarantor:
                              -------------

                              CYPRUS AMAX MINERALS COMPANY


                              By: /s/ Francis J. Kane
                                 -------------------------------------
                              Name Printed: Francis J. Kane
                                           ---------------------------
                              Title:  Vice President, Investor
                                    ----------------------------------
                                      Relations and Treasurer

                              Address for notices:

                              9100 East Mineral Circle
                              Englewood
                              Colorado 80112
                              USA

                              Attention:
                                        ------------------------------
                              Facsimile No.: [                       ]
                                              -----------------------
                              Telex No.: [                           ]
                                          ---------------------------
                              (Answerback [                         ])
                                           -------------------------

                              The Administrative Agent:

                              per pro N M ROTHSCHILD & SONS
                                LIMITED


                              By: /s/ Andrew Wright
                                 -------------------------------------
                              Name Printed: Andrew Wright
                                           ---------------------------
                              Title: Assistant Director
                                    ----------------------------------


                              By: /s/ D.R. Beadle
                                 -------------------------------------
                              Name Printed: D.R. Beadle
                                           ---------------------------
                              Title: Assistant Director
                                    ----------------------------------

                              Address for notices:

                              New Court
                              St. Swithin's Lane
                              London   EC4P 4DU
                              England

                              Attention: Dr. Michael A. Price
                              Facsimile No.: 44-171-280-5679
                              Telex No.: 888031



                                 -17-